UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 12, 2013 (April 11, 2013)

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

600 Research Drive

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.

Regulation FD Disclosure

On April 12, 2013, Implant Sciences Corporation (the “Company”) held a telephonic conference call to provide an update on the Company to investors. With this Current Report, the Company is furnishing a transcript of the conference call. A link to an audio recording of the conference call is provided on the Investor Relations page of the Company’s website at: www.implantsciences.com. The information contained on this website is not included as a part of, or incorporated by reference into, this Current Report.

The conference call transcript and the information in Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The accompanying conference call transcript contains certain forward-looking statements, which are subject to change. A number of risks or uncertainties could cause actual results to differ materially from historical or anticipated results or from the results or effects contemplated by the forward-looking statements. Generally, the words “anticipates,” “believes,” “expects,” “plans,” “may,” “will,” “should,” “seeks,” “estimates,” “project,” “predict,” “potential,” “continue,” “intends,” and other similar words identify forward-looking statements. The Company cautions readers not to place undue reliance on forward-looking statements. The actual results may differ materially from those described in any forward-looking statements. The Company believes that these risks include, but are not limited to, the risks described in Part 1, “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012 and risks otherwise described from time to time in the Company’s reports as filed with the Securities and Exchange Commission. Such risks, uncertainties and other important factors include, among others, the risks that we will be required to repay all of our indebtedness to our secured lender, DMRJ Group, by March 31, 2014; if we are unable to satisfy our obligations to DMRJ and to raise additional capital to fund operations, DMRJ may seize our assets and our business may fail; we continue to incur substantial operating losses and may never be profitable; our independent registered public accounting firm has expressed substantial doubt as to our ability to continue as a going concern; our explosives detection products and technologies (including any new products we may develop) may not be accepted by the Transportation Security Administration or by other U.S. government and law enforcement agencies or commercial consumers of security products; liability claims related to our products or our handling of hazardous materials could damage our reputation and have a material adverse effect on our financial results; economic, political and other risks associated with international sales and operations could adversely affect our sales; our business is subject to intense competition and rapid technological change; our business could be harmed if our contract manufacturer is unable or unwilling to meet our volume and quality requirements; we may not be able to retain our management and key employees or to identify, hire and retain additional personnel as needed; the delisting of our common stock by the NYSE Amex has limited our stock’s liquidity and has impaired our ability to raise capital. The Company intends its forward-looking statements to speak only as of the time of such statements, and disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.

Description

99.1

Transcript of Implant Science Corporation Update Conference Call, held April 11, 2013 at 4:15 PM EST

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/ Roger P. Deschenes

Roger P. Deschenes

Vice President, Finance and Chief Financial Officer

Date:  April 12, 2013

EXHIBIT INDEX

Exhibit No.

Description

99.1

Transcript of Implant Science Corporation Update Conference Call, held April 11, 2013 at 4:15 PM EST